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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 1999

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

        Pennsylvania                0-16533          23-2453088
 ----------------------------     -----------      -------------
 (State or other jurisdiction     (Commission      (IRS Employer
       of incorporation)          File Number)       Ident. No.)

2000 Market Street, Philadelphia Pennsylvania            19103
- ---------------------------------------------         ----------
   (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (215)557-4630


                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

         Sovereign Bancorp, Inc. (the "Company") is filing this Current Report to provide certain information concerning the Company that may be of importance to security holders.

         On November 15, 1999, the Company completed its previously announced public offerings of $300 million of Common Stock, $700 million of Senior Notes and $250 million of Units of Trust Preferred Securities and Warrants. The underwriters exercised their 15% over-allotment option in connection with the Company's sale of Common Stock and Units of Trust Preferred Securities and Warrants.

         Copies of the forepart of the prospectus supplements forming a portion of the Company's registration statement on Form S-3 filed under the Securities Act of 1933, as amended and used in connection with the Company's offers and sales of Common Stock, Senior Notes and Units of Trust Preferred Securities and Warrants, are incorporated herein by reference as Exhibits 99.1, 99.2 and 99.3, respectively. In connection with the sale of the Senior Notes and the Units of Trust Preferred Securities and Warrants, the Company entered into various agreements attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.



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Item 7.  Financial Statements and Exhibits.

         (a) Exhibits.

         The following exhibits are filed herewith:

         4.1 Warrant Agreement relating to Units of Trust Preferred Securities, dated as of November 15, 1999, between Sovereign Bancorp, Inc. and The Bank of New York.

         4.2 Unit Agreement relating to Units of Trust Preferred Securities, dated as of November 15, 1999 among Sovereign Bancorp, Inc., Sovereign Capital Trust II and The Bank of New York.

         4.3 Amended and Restated Declaration of Trust relating to Units of Trust Preferred Securities, dated November 15, 1999 among Sovereign Bancorp, Inc., named individuals as the initial Administrative Trustees, The Bank of New York and the Bank of New York (Delaware).

         4.4 First Supplemental Indenture, dated as of November 15, 1999 between Sovereign Bancorp, Inc. and Harris Trust and Savings Bank relating to 7.5% Junior Subordinated Debentures.

         4.5 Pledge and Escrow Agreement, dated as of November 15, 1999 between Sovereign Bancorp, Inc. and Harris Trust and Savings Bank relating to the Senior Notes.

         4.6 First Supplemental Indenture, dates as of November 15, 1999 to the Senior Indenture dated as of February 1, 1994 among Sovereign Bancorp, Inc. and Harris Trust and Savings Bank relating to the Senior Notes.

         4.7 Guarantee Agreement, dated as of November 15, 1999 between Sovereign Bancorp, Inc. and The Bank of New York relating to Units of Trust Preferred Securities.

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         99.1  Pages S-1 through S-122 of the Final Prospectus Supplement dated
               November 8, 1999 of Sovereign Bancorp, Inc. regarding shares of Common Stock (incorporated herein by reference to Sovereign's Final Prospectus Supplement filed with the SEC on November 10, 1999 under Rule 424(b)(2) with respect to shares of Common Stock).

         99.2 Pages S-1 through S-157 of the Final Prospectus Supplement dated November 9, 1999 of Sovereign Bancorp, Inc. regarding Senior Notes (incorporated herein by reference to Sovereign's Final Prospectus Supplement filed with the SEC on November 12, 1999 under Rule 424(b)(2) with respect to Senior Notes).

         99.3 Pages S-1 through S-180 of the Final Prospectus Supplement dated November 8, 1999 of Sovereign Bancorp, Inc. regarding Units of Trust Preferred Securities and Warrants (incorporated herein by reference to Sovereign's Final Prospectus Supplement filed with the SEC on November 8, 1999 under Rule 424(b)(2) with respect to Units).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SOVEREIGN BANCORP, INC.

Dated:  November 15, 1999
                                             /s/ Lawrence M. Thompson, Jr.
                                             ------------------------------
                                             Lawrence M. Thompson, Jr.
                                             Chief Operating Officer



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                                  EXHIBIT INDEX

Exhibit
Number   Description
- -------  -----------
4.1 Warrant Agreement relating to Units of Trust Preferred Securities, dated as of November 15, 1999, between Sovereign Bancorp, Inc. and The Bank of New York.

4.2 Unit Agreement relating to Units of Trust Preferred Securities, dated as of November 15, 1999 among Sovereign Bancorp, Inc., Sovereign Capital Trust II and The Bank of New York.

4.3 Amended and Restated Declaration of Trust relating to Units of Trust Preferred Securities, dated November 15, 1999 among Sovereign
         Bancorp, named individuals as the initial Administrative Trustees, The Bank of New York and the Bank of New York (Delaware).

4.4 First Supplemental Indenture, dated as of November 15, 1999 between Sovereign Bancorp, Inc. and Harris Trust and Savings Bank relating to 7.5% Junior Subordinated Debentures.

4.5 Pledge and Escrow Agreement, dated as of November 15, 1999 between Sovereign Bancorp, Inc. and Harris Trust and Savings Bank relating to the Senior Notes.

4.6 First Supplemental Indenture, dates as of November 15, 1999 to the Senior Indenture dated as of February 1, 1994 among Sovereign Bancorp, Inc. and Harris Trust and Savings Bank relating to the Senior Notes.

4.7 Guarantee Agreement, dated as of November 15, 1999 between Sovereign Bancorp, Inc. and The Bank of New York relating to Units of Trust Preferred Securities.

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99.1     Pages S-1 through S-122 of the Final Prospectus Supplement dated
         November 8, 1999 of Sovereign Bancorp, Inc. regarding shares of Common Stock (incorporated herein by reference to Sovereign's Final Prospectus Supplement filed with the SEC on November 10, 1999 under Rule 424(b)(2) with respect to shares of Common Stock).

99.2 Pages S-1 through S-157 of the Final Prospectus Supplement dated November 9, 1999 of Sovereign Bancorp, Inc. regarding Senior Notes (incorporated herein by reference to Sovereign's Final Prospectus Supplement filed with the SEC on November 12, 1999 under Rule 424(b)(2) with respect to Senior Notes).

99.3 Pages S-1 through S-180 of the Final Prospectus Supplement dated November 8, 1999 of Sovereign Bancorp, Inc. regarding Units of Trust Preferred Securities and Warrants (incorporated herein by reference to Sovereign's Final Prospectus Supplement filed with the SEC on November 8, 1999 under Rule 424(b)(2) with respect to Units).


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